As filed with the Securities and Exchange Commission on July 9, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                                 David I. Goldstein
                          Forum Administrative Services
                               Two Portland Square
                              Portland, Maine 04101


                    Date of fiscal year end: October 31, 2004

                    Date of reporting period: April 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.


(KING LOGO)                             FOUNTAINHEAD
                                        SPECIAL VALUE FUND

                                        SEMI-ANNUAL REPORT
                                        April 30, 2004
                                        (Unaudited)

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

A Message to Our Shareholders...............................      1
Performance Chart and Analysis..............................      4
Schedule of Investments.....................................      5
Statement of Assets and Liabilities.........................      7
Statement of Operations.....................................      8
Statements of Changes in Net Assets.........................      9
Financial Highlights........................................     10
Notes to Financial Statements...............................     11

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
APRIL 30, 2004
--------------------------------------------------------------------------------

April 30, 2004, marked the first six months of Fountainhead Special Value Fund's (KINGX or the Fund) eighth fiscal year. KINGX has performed very well over the past twelve-month period, handily outperforming both the Russell Midcap(R) Index as well as the Russell 2000(R) Index (58.41% for KINGX versus 35.46% for the Russell Midcap and 42.01% for the Russell 2000). In addition, the Fund also ranks among the top funds in its peer group over the same time period. Specifically, for the period ended April 30, 2004, Lipper, Inc. ranked KINGX 9 out of 311, 92 out of 157, and 105 out of 326 mid-cap funds for the 1-year, 5-year and since inception periods, respectively. Lipper Inc. is an independent mutual fund rating service that ranks funds in various categories by making comparative calculations using total returns. Longer-term, these results also hold true, as the Fund has returned 11.96% since inception versus 10.22% for the Russell Midcap Index and 7.48% for the Russell 2000 Index. For the period ended March 31, 2004, the most recent calendar quarter end, the Fund's 1-year, 5-year, and since inception (12/31/96) average annual returns were 78.15%, 8.75% and 12.42%, respectively. (Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 868-9535).

Performance over the last six months has been driven primarily by investments in healthcare, telecommunications, financials, and in select private placements -- an area where we have been able to find several attractive risk/reward investment opportunities. In the healthcare area, Biosite, an innovative diagnostics company specializing in cardiovascular tools which was purchased during the six-month period, rose 40.9%; Express Scripts, a pharmacy benefits manager that grew its earnings by approximately 20% to 25%, rose 40.8%; and Boston Scientific, a medical device company which has risen 367% since we first purchased it, tacked on another 21.6% in performance during the six months ended April 30, 2004. Both of our telecommunications holdings appreciated nicely over the period, as Hector Communications and Warwick Valley Telephone rose 44.6% and 42.8%, respectively. Finally, in financials, solid performance was led by a title insurance company, Fidelity National, which rose 30.2% and by Americredit, a consumer finance company, which rose 18.1%.

Another area in which we have been able to uncover value for shareholders has been in traditional and private placements that fall under SEC Rule 144A of the 1933 Act. Private placements are essentially investments which do not have to be registered with the SEC because they are sold directly to qualified investors (i.e., individuals or institutions who meet certain investment criteria). The primary reason companies utilize 144A offerings is to allow management to raise capital quickly in order to take advantage of timely opportunities. Such rewards can be lost if management has to be delayed by the lengthy SEC registration process. By raising capital privately, management can efficiently capitalize on business opportunities and then later engage in the arduous SEC registration exercise. As an investment, Rule 144A placements are often a nice complement to a portfolio as they offer additional diversification benefits. Conversely, private placements are considered illiquid securities which means they may not be easily sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. The Fund will not invest more than 15% of its net assets in illiquid securities. In addition to meeting our strict buy criteria, a key factor in deciding if we should buy a private placement is whether or not management plans to bring the company public within twelve months. Although there are no assurances as to if or when a privately held company becomes publicly held, to the extent the security does go public within 12 months of our purchase then liquidity is not an issue for a prolonged period of time. We participated in several private placements during the six-month period ended April 30, 2004. Four holdings performed very well and only one declined over the period. CONSOL Energy, a coal company, rose 65.7%; American Financial Realty, a bank REIT, rose 45.7%; Quanta, an insurance company, rose 25.0%; and Fieldstone, a mortgage

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FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
APRIL 30, 2004
--------------------------------------------------------------------------------

REIT/mortgage originator, rose 23.3%. Only Luminent, a mortgage REIT, declined in price (falling 14.6% over the period).

Only four stocks held in the portfolio declined by more than 10% over the six-month period. These were Pharmaceutical Resources, a generic pharmaceutical company; Paxson Communications, a broadcaster; 3Com, a tech company; and the aforementioned Luminent. We continue to hold Pharmaceutical Resources as the stock has a very attractive valuation and an outstanding pipeline, with plans to file for approval for over 30 new drugs during the next two years (the Company only has 72 drugs on the market currently). In addition, the Company has a great balance sheet with strong cash flow and minimal long-term debt. Insiders have also been nibbling at the stock in the low-$40s, which is always an encouraging sign. As for Luminent, Paxson, and 3Com, we continue to monitor these stocks closely to decide what course of action is best. All three are very attractively valued, in our opinion, but the question of an identifiable catalyst remains.

Lastly, during the quarter, we were able to benefit from some merger and acquisition (M&A) activity. A phenomenon that we have seen develop over the last year or so is that the difficult economic environment of 2000 through early 2003 caused many companies to become more lean by focusing on cost cutting measures and becoming more productive. A by-product of this process is that corporations generated more cash flow, which was used in part to pay down debt. The end result is that many companies now have very strong balance sheets and are in a position to use their excess cash for merger and acquisition activity. In our opinion, this is a very healthy development for many small- and mid-cap companies with attractive business models. In fact, two of our smaller-cap companies entered into agreements to be acquired during the six-month period. Interpore Cross, a medical device company with a focus on spinal products, entered into a definitive agreement to be acquired for cash by a much larger competitor, Biomet. Interpore shares rose 21.8% during the quarter and have appreciated 41% since they were first purchased. The transaction is expected to close in the near future. In addition, the management of Duane Reade, a drug store chain in New York City, along with a private equity firm led by members of the Bass family, decided to take Duane Reade private for $17 per share in cash. Duane Reade shares appreciated 14.7% during the six-month period. We are very disappointed in management's decision to take the Company private at a point in time where its operations are at an inflection point and when same store sales should be vastly improving. Nevertheless, this transaction should also close in the near future.

Despite the current clouds on the geopolitical and investment horizon, we remain optimistic about the future. The recent market pullback in April and May has presented an opportunity to invest in several stocks where we believe the risk/reward to be very favorable and potentially rewarding to KINGX shareholders over the long term.

Finally, we have been very disappointed by the self-serving actions of a number of mutual fund employees over the past several months. We think the disclosure of industry abuses highlights several key strengths of the Fund and King Investment Advisors, Inc. (KING). First, KING is independently owned and managed by its employees. The Fund's managers are significant shareholders of the Fund and over 80% of the employees' profit sharing trust at KING is invested in the Fund. Also, we only offer one mutual fund product so there is no incentive to offer a select group of investors' special trading privileges or return opportunities as an inducement for them to invest in other products or funds. This also means our investment and management focus is not diluted over multiple products. The priority at Fountainhead Special Value Fund has always been to achieve above average long-term investment returns. We believe our clients' and our interests are very well aligned.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
APRIL 30, 2004
--------------------------------------------------------------------------------

Thank you for your continued support of the Fountainhead Special Value Fund.

Sincerely,

/s/ ROGER E. KING
Roger E. King
Chairman and President

Investments in small- and medium-sized companies may involve greater risk than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. In addition, the Funds' portfolio may be overweight in an industry sector in which any negative development affecting that sector will have a greater impact on the Fund's performance. Lastly, concerning private placements the Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

Before investing you should carefully consider the Fund's investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling (800) 868-9535 or visiting the Fund's website. Please read the prospectus carefully before you invest.

The views in this report were those of the Fund manager as of April 30, 2004, and may not reflect his views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. Forum Fund Services, LLC, distributor. (06/04)

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
APRIL 30, 2004
--------------------------------------------------------------------------------

                                                                    AVERAGE ANNUAL TOTAL RETURN
                                                                                    SINCE INCEPTION
                                                                1 YEAR    5 YEAR      (12/31/96)
                                                                ------    ------    ---------------
Fountainhead Special Value Fund                                 58.41%    6.72%         11.96%
Russell Midcap(R) Index                                         35.46%    6.09%         10.22%

(PERFORMANCE GRAPH)

                                                                 FOUNTAINHEAD SPECIAL VALUE
                                                                       FUND - $22,891             RUSSELL MIDCAP INDEX - $20,397
                                                                 --------------------------       ------------------------------
12/31/1996                                                                 10000                              10000
                                                                           10420                              10374
                                                                           10830                              10358
                                                                           10140                               9918
04/30/1997                                                                  9860                              10165
                                                                           10870                              10907
                                                                           11560                              11263
                                                                           11990                              12203
                                                                           11860                              12071
                                                                           12950                              12759
10/31/1997                                                                 13370                              12263
                                                                           13070                              12555
                                                                           13665                              12901
                                                                           13432                              12658
                                                                           14756                              13647
                                                                           15909                              14295
04/30/1998                                                                 16475                              14330
                                                                           15757                              13887
                                                                           16232                              14079
                                                                           15423                              13408
                                                                           11977                              11263
                                                                           12230                              11992
10/31/1998                                                                 12745                              12810
                                                                           12482                              13416
                                                                           13180                              14203
                                                                           13968                              14179
                                                                           14241                              13707
                                                                           15353                              14137
04/30/1999                                                                 16535                              15181
                                                                           17384                              15137
                                                                           18668                              15671
                                                                           19011                              15241
                                                                           18931                              14846
                                                                           20214                              14324
10/31/1999                                                                 23105                              15003
                                                                           26380                              15435
                                                                           30753                              16793
                                                                           29423                              16237
                                                                           30879                              17485
                                                                           30376                              18486
04/30/2000                                                                 27548                              17611
                                                                           25369                              17145
                                                                           27485                              17652
                                                                           26060                              17454
                                                                           27893                              19127
                                                                           26615                              18854
10/31/2000                                                                 28501                              18563
                                                                           24217                              16892
                                                                           25921                              18178
                                                                           30564                              18471
                                                                           27661                              17346
                                                                           25269                              16270
04/30/2001                                                                 26586                              17662
                                                                           27661                              17991
                                                                           27891                              17821
                                                                           27175                              17311
                                                                           24822                              16646
                                                                           21088                              14638
10/31/2001                                                                 21267                              15218
                                                                           22520                              16493
                                                                           23850                              17156
                                                                           20461                              17053
                                                                           18313                              16872
                                                                           19310                              17884
04/30/2002                                                                 17967                              17537
                                                                           17469                              17339
                                                                           15269                              16176
                                                                           13466                              14598
                                                                           13901                              14678
                                                                           12967                              13323
10/31/2002                                                                 13466                              13997
                                                                           13709                              14969
                                                                           13338                              14379
                                                                           13121                              14088
                                                                           12954                              13902
                                                                           13108                              14039
04/30/2003                                                                 14451                              15058
                                                                           16011                              16437
                                                                           16867                              16603
                                                                           17903                              17150
                                                                           17980                              17895
                                                                           18428                              17670
10/31/2003                                                                 19400                              19019
                                                                           20218                              19553
                                                                           21394                              20139
                                                                           22136                              20724
                                                                           22724                              21170
                                                                           23351                              21175
04/30/2004                                                                 22891                              20397

The chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Fountainhead Special Value Fund, compared with a broad-based securities market index, since the Fund's inception. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE
RESULTS. Results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FOUNTAINHEAD SPECIAL VALUE FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2004
--------------------------------------------------------------------------------

                           SECURITY
    SHARES               DESCRIPTION                  VALUE
    -------    --------------------------------    -----------
    COMMON STOCK - 93.5%
    AGRICULTURAL PRODUCTION/CROPS - 2.0%
     18,200    Delta and Pine Land Co.             $   441,532
                                                   -----------
    BUSINESS SERVICES - 3.8%
     35,800    Cendant Corp.                           847,744
                                                   -----------
    COAL MINING - 5.2%
     40,000    CONSOL Energy, Inc.                   1,145,200
                                                   -----------
    COMMUNICATIONS - 2.3%
      7,500    Hector Communications Corp. +           150,750
    106,600    Paxson Communications Corp. +           319,800
      1,108    Warwick Valley Telephone Co.             27,700
                                                   -----------
                                                       498,250
                                                   -----------
    DOMESTIC DEPOSITORY INSTITUTIONS - 7.1%
     45,000    Bank Mutual Corp.                       475,200
     45,600    Brookline Bancorp, Inc.                 645,696
      5,800    Fidelity Bankshares, Inc.               192,850
     18,600    Heritage Commerce Corp. +               259,470
                                                   -----------
                                                     1,573,216
                                                   -----------
    DRUGS/PHARMACEUTICAL PREPARATIONS - 9.4%
     45,000    Collagenex Pharmaceuticals, Inc. +      459,000
     41,400    King Pharmaceuticals, Inc. +            714,150
     15,400    Pfizer, Inc.                            550,704
      8,700    Pharmaceutical Resources, Inc. +        350,610
                                                   -----------
                                                     2,074,464
                                                   -----------
    ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT AND
     RELATED SERVICES - 7.8%
     49,000    Omnicell, Inc.                          675,220
     35,600    Pharmaceutical Product
               Development +                         1,052,692
                                                   -----------
                                                     1,727,912
                                                   -----------
    HEALTH SERVICES - 3.2%
      9,100    Express Scripts, Inc. +                 703,794
                                                   -----------
    INDUSTRIAL AND COMMERCIAL MACHINERY AND COMPUTER
      EQUIPMENT - 2.9%
    104,600    3Com Corp. +                            644,336
                                                   -----------

                           SECURITY
    SHARES               DESCRIPTION                  VALUE
    -------    --------------------------------    -----------
    INSURANCE CARRIERS - 10.6%
     17,600    Fidelity National Financial, Inc.   $   644,160
      6,000    First American Corp.                    162,720
     60,000    Quanta Capital Holdings *               750,000
      5,800    Radian Group, Inc.                      269,758
     32,900    UnumProvident Corp.                     511,595
                                                   -----------
                                                     2,338,233
                                                   -----------
    MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;
      PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 19.0%
     35,100    Biosite, Inc. +                       1,390,662
     10,000    Boston Scientific Corp. +               411,900
     90,000    Interpore International, Inc. +       1,295,100
     80,800    Thoratec Corp. +                      1,099,688
                                                   -----------
                                                     4,197,350
                                                   -----------
    MISCELLANEOUS RETAIL - 2.3%
     30,000    Duane Reade, Inc. +                     500,700
                                                   -----------
    NONDEPOSITORY CREDIT INSTITUTIONS - 12.6%
     35,000    AmeriCredit Corp. +                     567,350
      8,000    Capital One Financial Corp.             524,240
     10,350    Countrywide Financial Corp.             613,755
     29,100    Fieldstone Investment Corp. *           538,350
     45,000    Providian Financial Corp.               545,850
                                                   -----------
                                                     2,789,545
                                                   -----------
    WHOLESALE TRADE - NONDURABLE GOODS - 5.3%
     23,000    Hain Celestial Group, Inc. +            455,400
     20,500    Performance Food Group Co.              720,165
                                                   -----------
                                                     1,175,565
                                                   -----------
    TOTAL COMMON STOCK
      (Cost $17,089,243)                            20,657,841
                                                   -----------
    REAL ESTATE INVESTMENT TRUST - 2.7%
     36,500    Highland Hospitality Corp. +            387,630
     17,600    Luminent Mortgage Capital,
               Inc. @                                  225,456
                                                   -----------
    TOTAL REAL ESTATE INVESTMENT TRUST
      (Cost $629,000)                                  613,086
                                                   -----------

See Notes to Financial Statements.

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FOUNTAINHEAD SPECIAL VALUE FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2004
--------------------------------------------------------------------------------

                           SECURITY
    SHARES               DESCRIPTION                  VALUE
    -------    --------------------------------    -----------
    SHORT-TERM INVESTMENT - 4.5%
    950,773    Scudder Cash Management Fund        $   950,773
     37,189    Citibank Money Market
               Deposit Account                          37,189
                                                   -----------
    TOTAL SHORT TERM INVESTMENTS
      (Cost $987,962)                                  987,962
                                                   -----------

                           SECURITY
    SHARES               DESCRIPTION                  VALUE
    -------    --------------------------------    -----------
    TOTAL INVESTMENTS IN SECURITIES - 100.7%
      (Cost $18,706,205)                           $22,258,889
    Other Assets & Liabilities, Net - (0.7%)           (163,370)
                                                   -----------
    TOTAL NET ASSETS - 100.0%                      $22,095,519
                                                   ===========

----------------------------------------------------------
+  Non-income producing security.
* Restricted, illiquid security priced at fair value as determined by the Trust's Valuation Committee pursuant to the Trust's valuation procedures. At April 30, 2004, the value of securities amounted to $1,288,350, which represents 5.8% of Net Assets.
@ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the Adviser based on the Trust's valuation procedures. At April 30, 2004, the value of securities amounted to $225,456, which represents 1.0% of Net Assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2004
--------------------------------------------------------------------------------

ASSETS
    Total investments, at value (Cost $18,706,205)              $22,258,889

    Deposits with custodian for margin                                5,078
    Receivables:
      Fund shares sold                                               20,618
      Interest and dividends                                        123,115
      Receivable from affiliate and other service providers          23,467
    Prepaid expenses                                                    337
                                                                -----------

Total Assets                                                     22,431,504
                                                                -----------

LIABILITIES
    Payables:
      Investment securities purchased                               284,527
      Fund shares redeemed                                            1,500
    Accrued liabilities:
      Investment advisor fees                                        11,676
      Trustees' fees and expenses                                        37
      Other accrued expenses                                         38,245
                                                                -----------

Total Liabilities                                                   335,985
                                                                -----------

NET ASSETS                                                      $22,095,519
                                                                ===========

COMPONENTS OF NET ASSETS
    Paid-in capital                                             $23,810,945
    Undistributed net investment loss                               (73,603)
    Accumulated net realized loss on investments                 (5,194,507)
    Unrealized appreciation on investments                        3,552,684
                                                                -----------

NET ASSETS                                                      $22,095,519
                                                                ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    BASED ON NET ASSETS OF $22,095,519 AND 1,234,274 SHARES
     OUTSTANDING (UNLIMITED SHARES AUTHORIZED)                  $     17.90
                                                                ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividend income                                             $   66,700
                                                                ----------
Total Investment Income                                             66,700
                                                                ----------

EXPENSES
    Investment advisor fees                                         84,182
    Administrator fees                                              22,083
    Transfer agency fees                                            18,091
    Custodian fees                                                   4,793
    Accountant fees                                                 21,746
    Professional fees                                               14,097
    Trustees' fees and expenses                                        368
    Compliance expenses                                              7,842
    Miscellaneous expenses                                           7,443
                                                                ----------

Total Expenses                                                     180,645
    Fees waived                                                    (40,342)
                                                                ----------
Net Expenses                                                       140,303
                                                                ----------

NET INVESTMENT INCOME (LOSS)                                       (73,603)
                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  SHORT SALES
    Net realized gain (loss) from investments and short
     sales                                                       2,451,139
    Net increase from payments by affiliate and other
     service providers                                              23,467
    Net change in unrealized appreciation (depreciation) of
     investments and short sales                                   448,571
                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  SHORT SALES                                                    2,923,177
                                                                ----------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $2,849,574
                                                                ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED       YEAR ENDED
                                                                 APRIL 30, 2004     OCTOBER 31, 2003
                                                                ----------------    ----------------
OPERATIONS
    Net investment income (loss)                                  $   (73,603)        $   (21,866)
    Net realized gain (loss) from investments and short
      sales                                                         2,451,139           1,364,850
    Net increase from payments by affiliate and other
      service providers                                                23,467                   -
    Net change in unrealized appreciation (depreciation) of
      investments and short sales                                     448,571           2,814,407
                                                                  -----------         -----------
Increase (Decrease) in Net Assets from Operations                   2,849,574           4,157,391
                                                                  -----------         -----------

CAPITAL SHARE TRANSACTIONS
    Sale of shares                                                  5,633,041           3,165,465
    Redemption of shares                                           (1,568,136)         (1,781,077)
    Redemption fees                                                     3,303                 799
                                                                  -----------         -----------
Net Increase (Decrease) in Net Assets from Capital Share
  Transactions                                                      4,068,208           1,385,187
                                                                  -----------         -----------

Increase (Decrease) in Net Assets                                   6,917,782           5,542,578

NET ASSETS
    Beginning of period                                            15,177,737           9,635,159
                                                                  -----------         -----------
    End of period (a)                                             $22,095,519         $15,177,737
                                                                  ===========         ===========

SHARE ACTIVITY
    Sale of shares                                                    322,308             236,731
    Redemption of shares                                              (88,822)           (151,041)
                                                                  -----------         -----------
Increase (Decrease) in Shares                                         233,486              85,690
                                                                  ===========         ===========

(a) Accumulated Net Investment Income (Loss)                      $   (73,603)        $         -
                                                                  ===========         ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


Selected per share data and ratios for a share outstanding throughout each period.

                                                                                        YEAR ENDED OCTOBER 31,
                                                      SIX MONTHS ENDED    --------------------------------------------------
                                                       APRIL 30, 2004      2003       2002      2001       2000       1999
                                                      ----------------    -------    ------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 15.17         $ 10.53    $16.63    $ 27.21    $ 22.86    $ 12.61
                                                          -------         -------    ------    -------    -------    -------

INVESTMENT OPERATIONS
    Net investment income (loss)                            (0.06)          (0.01)    (0.17)     (0.25)     (0.31)     (0.16)
    Net realized and unrealized gain (loss) on
      investments                                            2.79            4.65     (5.93)     (6.21)      5.70      10.41
                                                          -------         -------    ------    -------    -------    -------

    Total from Investment Operations                         2.73            4.64     (6.10)     (6.46)      5.39      10.25
                                                          -------         -------    ------    -------    -------    -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net realized gain on investments                            -               -         -      (4.13)     (1.04)         -
                                                          -------         -------    ------    -------    -------    -------

REDEMPTION FEE (A)                                              -(b)            -(b)      -(b)    0.01          -          -
                                                          -------         -------    ------    -------    -------    -------

NET ASSET VALUE, END OF PERIOD                            $ 17.90         $ 15.17    $10.53    $ 16.63    $ 27.21    $ 22.86
                                                          =======         =======    ======    =======    =======    =======

TOTAL RETURN                                                18.00%          44.06%   (36.68)%   (25.38)%    23.35%     81.28%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)               $22,096         $15,178    $9,635    $20,526    $24,921    $14,068

Ratios to Average Net Assets:
    Net investment income (loss)                            (0.79)%(d)      (0.20)%   (0.99)%    (1.26)%    (1.15)%    (0.95)%
    Net Expenses                                             1.50%(d)        1.50%     1.50%      1.50%      1.42%      1.25%
    Gross Expenses (c)                                       1.93%(d)        2.45%     2.20%      1.94%      2.03%      2.50%

PORTFOLIO TURNOVER RATE                                        34%            116%      219%       113%       125%       178%

----------------------------------------------------------
(a) Calculated using average shares outstanding for the period.
(b) Less than $0.01 per share.
(c) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and/or expense reimbursements.
(d) Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2004
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Fountainhead Special Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty series. The Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. On June 5, 2001, the Trust's Board of Trustees (the "Board") approved the reorganization of Fountainhead Special Value Fund, a series of AmeriPrime Funds (the "AmeriPrime Series"), into a newly created series of the Trust with the same name. The Fund is the legal and accounting successor to the AmeriPrime Series which commenced operations on December 31, 1996.

The Fund seeks long-term capital growth by investing primarily in common stocks of small- and medium-sized companies. Small- and medium-sized companies are those companies with market capitalizations between $250 million and $8.5 billion at the time of their purchase.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment adviser believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its net asset value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

SECURITIES SOLD SHORT - The Fund may sell a security short to increase investment returns. In a short sale the Fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The Fund then becomes obligated to replace the security borrowed by purchasing it at the market-price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is obligated to pay to the lender any dividends or interest accrued during the period of the loan. In order to borrow the security, the Fund may be required to pay a premium that would increase the cost of the security

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2004
--------------------------------------------------------------------------------

sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

When it engages in short sales, the Fund must also deposit in a segregated account an amount of cash or liquid securities equal to the difference between
(1) the market value of the securities sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain daily the segregated account at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. There were no securities sold short as of April 30, 2004.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEES - The Fund charges a redemption fee of 1% of net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of remaining shareholders and is paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The fee is accounted for as paid-in capital. The Fund collected $3,303 in redemption fees during the six months ended April 30, 2004.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - King Investment Advisors, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser manages the Fund's portfolio of assets. The Adviser receives a fee at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTION - Forum Fund Services, LLC is the Fund's distributor. The Distributor is not affiliated with the Adviser, Citigroup, or their affiliates. The Distributor receives no compensation from the Fund for its distribution services.

Certain Trustees and Officers of the Trust are Directors, Officers, or employees of the aforementioned companies. These persons are not paid by the Trust for serving in these capacities.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2004
--------------------------------------------------------------------------------

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through February 28, 2005, so that total expenses of the Fund do not exceed 1.50% of the Fund's average daily net assets. Citigroup has voluntarily waived a portion of its fees. These voluntary waivers may be reduced or eliminated at any time. For the six months ended April 30, 2004, fees waived were as follows:

INVESTMENT ADVISORY  TRANSFER AGENCY  TOTAL FEES WAIVED
-------------------  ---------------  -----------------
      $40,206             $136             $40,342

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, were $10,306,430 and $6,286,081, respectively, for the six months ended April 30, 2004.

NOTE 6. PAYMENTS BY AFFILIATE AND OTHER SERVICE PROVIDERS

For the six months ended April 30, 2004, a receivable of $23,467 reflects the amount owed to the Fund by the Advisor and the administrator to compensate for adjustments related to CONSOL Energy, Inc.

NOTE 7. RESTRICTED SECURITIES

The Fund may consider certain restricted securities to be liquid based on procedures adopted by the Board. The following securities have been valued by the Valuation Committee pursuant to the Trust's valuation procedures:

                                ACQUISITION      ACQUISITION         VALUE          % OF NET ASSETS
         SECURITY                   DATE            COST       AT APRIL 30, 2004   AT APRIL 30, 2004
         --------                   ----            ----       -----------------   -----------------
Fieldstone Investment Corp.  November 10, 2003    $436,500         $538,350              2.4%
Quanta Capital Holdings      August 27, 2003       600,000          750,000              3.4%

NOTE 8. PROXY VOTING INFORMATION (UNAUDITED)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 868-9535. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

(KING LOGO)  KING INVESTMENT ADVISORS, INC.
             C/O FORUM SHAREHOLDER SERVICES, LLC
             P.O. BOX 446
             PORTLAND, ME 04112
             (800) 868-9535

                                                     TRANSFER AGENT
                                            Forum Shareholder Services, LLC
                                                      P.O. Box 446
                                                   Portland, ME 04112



ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS
Not applicable.

ITEM 7.  PROXY VOTING POLICY FOR CLOSED-END FUNDS
Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not applicable.

ITEM 10. CONTROLS AND PROCEDURES

(a) The registrant's President and Vice President have concluded, with the exception noted below, that the Registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

An exception was noted in the evaluation of the disclosure controls and procedures. Pursuant to the Registrant's valuation procedures, the investment advisers are responsible for monitoring fair-valued securities and conveying information that could materially affect the value of the fair-valued security to the Registrant's fund accountant. During the current fiscal year, the investment adviser assumed, with respect to a certain security, that the Registrant or its accounting agent had knowledge (i) regarding funds payable to the Fund and (ii) that the security began to be publicly traded. Inadvertently, this information was not properly communicated to the Registrant. The adviser and Registrant have agreed to make appropriate adjustments. The adviser has amended its policies and procedures to insure proper communication on fair-valued securities.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act), or the internal control over financial reporting of its service providers during the last fiscal half year (the registrant's second half year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) (1) Not applicable.

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit furnished herewith).




                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

Registrant:       Forum Funds


By       /s/ David I. Goldstein
       --------------------------------
         David I. Goldstein, President

Date     July 9, 2004
       --------------------------------

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE DATES INDICATED.


By       /s/ David I. Goldstein
       --------------------------------
         David I. Goldstein, President

Date     July 9, 2004
       --------------------------------

By       /s/ Beth P. Hanson
       --------------------------------
         Beth P. Hanson, Vice President

Date     July 9, 2004
       --------------------------------